EXHIBIT 99.5
Applied Minerals, Inc.

DIRECTOR NOMINATION AGREEMENT

This DIRECTOR NOMINATION AGREEMENT (this “Agreement’) is entered into as of this 22nd of December, 2011 (the “Effective Time”), by and between Applied Minerals, Inc., a Delaware corporation (the “Company”) and Samlyn Onshore Fund, LP, a Delaware limited partnership, and Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company (each a “Stockholder,” and together, the “Stockholders”). Each of the Company and the Stockholders may be referred to herein individually as a “Party” or collectively as the “Parties.”  Unless otherwise specified herein, all of the capitalized terms used herein are defined in Section 5 hereof.

RECITALS

WHEREAS, in connection with the Stockholders’ investment in the Company, the Company has agreed to issue to the Stockholders 10,000,000 shares of Common Stock of the Company in the aggregate and warrants (the “Warrants”) to purchase an additional 5,000,000 shares of Common Stock in the aggregate, subject to the terms and conditions set forth in the Warrants; and

WHEREAS, in connection with such investment, the Company has agreed to permit the Stockholders, for so long as the Stockholders, together with their respective Affiliates, Beneficially Own at least 9,700,000 shares of Common Stock (including any Warrant Shares) in the aggregate to have the right to designate one or more persons for nomination for election to the board of directors of the Company (the “Board”) subject to the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Section 1. Nominees to Board of Directors.

(a) Subject to the terms and conditions of this Agreement, from and after the Effective Time until the occurrence of a Termination Event, the Stockholders jointly shall have the right to designate one person to be nominated for election to the Board (an “Initial Nominee”), and the Stockholders jointly shall exercise this right, in their sole discretion, anytime and from time to time by providing written notice to the Company.

(b) With respect to the board of directors, board of managers or similar governing body of any subsidiary of the Company on which substantially all of the Directors (other than any Nominee) serve as a director, manager or other similar position, at the joint request of the Stockholders, the Company shall use commercially reasonable efforts to cause the election or appointment, as the case may be, of such Nominee as a director, manager or otherwise, as applicable, of each such subsidiary.

(c) Subject to the terms and conditions of this Agreement, from and after the Effective Time until the earliest to occur of (i) a Termination Event and (ii) the fifth anniversary of this Agreement, if Mr. Andre Zeitoun ceases to serve as a named executive officer of the Company or as chairman of the Board, the Stockholders jointly, during such period in which Mr. Andre Zeitoun is not serving in such capacity, shall be entitled to designate a number of additional nominees (each an “Additional Nominee,” and together with the Initial Nominee, the “Nominees”) who, together with the Initial Nominee, shall comprise at least 20% of the total number of Directors, and the number of Directors representing such 20% shall be rounded up to the nearest whole number.  The Stockholders jointly shall exercise the rights set forth in this Section 1(c), in their sole discretion, anytime and from time to time by providing written notice to the Company.

(d) Notwithstanding anything to the contrary contained herein, if the Stockholders, together with their respective Affiliates, cease to Beneficially Own at least 9,700,000 shares of Common Stock (including Warrant Shares) in the aggregate, whether as a result of dilution, Transfer or otherwise, then the rights of the Stockholders under this Section 1 shall terminate automatically (the “Termination Event”). Within three Business Days after the occurrence of the Termination Event (i) that results from a Transfer of Common Stock by the Stockholder(s), the Stockholders jointly shall notify the Company of such event and (ii) that results from any other event or occurrence, the Company shall notify each Stockholder of such event (in each case, a “Termination Notice”).

(e) If a vacancy occurs because of the death, disability, disqualification, resignation or removal of any Nominee, the Stockholders jointly shall be entitled to designate such person’s successor in accordance with Section 2(d) by providing written notice to the Company.

(f) If any Nominee (i) is jointly designated by the Stockholders pursuant to Section 1(a) and/or Section 1(c) at a time (A) at which such Nominee cannot be included in the proxy statement prepared by management of the Company in connection with the soliciting of proxies for a meeting of the stockholders of the Company called with respect to the election of Directors or (B) after which a meeting of the stockholders has been held with respect to the election of Directors (clauses (i)(A) and (i)(B) collectively, the “Interim Period”) or (ii) is nominated for election to the Board but not elected by the stockholders of the Company for any reason whatsoever (including, without limitation, such Nominee’s death, disability, disqualification or withdrawal as a nominee), the Board shall increase the number of members serving on the Board by a number of additional members equal to the number of such Nominees designated during the Interim Period and/or not elected (as applicable), and the Stockholders jointly shall be entitled to promptly designate Nominee(s) by written notice to the Company, who shall be appointed by the Board to fill such additional member positions promptly following such meeting of the stockholders called for the election of Directors.

(g) As promptly as practicable following the Termination Event, at the request of the Board, the Stockholders shall cause each Nominee to execute and deliver a letter of resignation to the Company, which resignation shall be effective immediately with respect to the Company and, if applicable, any subsidiary of the Company for which such Nominee serves as a director, manager or other similar position.

(h) For the avoidance of doubt, the provisions of this Agreement shall not limit any rights either Stockholder may have as a stockholder of the Company pursuant to Delaware law, the Certificate of Incorporation or the By-Laws.

Section 2. Company Obligations.

(a) The Company shall provide each Stockholder with not less than 30 calendar days prior written notice of its mailing of the proxy statement in connection with the soliciting of proxies for the election of Directors. In order to be included in such proxy statement, the Stockholders shall provide joint written notice to the Company identifying their Nominee(s) no later than 10 calendar days after receipt of such proxy notice.  Each Nominee designated by the Stockholders shall be nominated for election as a Director. Subject to Section 1(f), the Company shall use its best efforts to ensure that any Nominee designated pursuant to Section 1 is elected as a Director at any meeting of the stockholders of the Company called with respect to the election of Directors.  If the Termination Event occurs subsequent to the Company’s mailing of any proxy statement listing any Nominee as a nominee for election to the Board, the Company, in its sole discretion, may amend such proxy statement after the Termination Event to withdraw any such Nominee as a nominee for election to the Board.

(b) Subject to Section 1(f) and Section 2(a), the Company shall assure that: (i) each Nominee designated pursuant to Section 1 is included in the Board’s slate of nominees to the stockholders for each election of Directors; and (ii) such Nominee is included in the proxy statement prepared by management of the Company in connection with soliciting proxies for every meeting of the stockholders of the Company called with respect to the election of Directors and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company or the Board with respect to the election of Directors.

(c) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be nominated for election to the Board or recommend to the stockholders the election of any Nominee: (i) who fails to submit to the Company on a timely basis such questionnaires as the Company may reasonably require of its directors generally and such other information as the Company may reasonably request in connection with the preparation of its filings under the Securities Laws; (ii) if the Board or the nominating committee (if any) determines in good faith, after consultation with outside legal counsel, that such action would constitute a breach of its fiduciary duties or applicable Law or violate the Company’s Certificate of Incorporation; (iii) unless such Nominee meets the Board’s standards for Directors generally and complies with the Board’s policies applicable to all Directors (it being understand that such Nominee shall not be required by the Board to be independent of the Company or any Stockholder) or (iv) who does not agree in writing to deliver the letter required by Section 1(g); provided, however, that, the Company shall promptly notify each Stockholder of the occurrence of such event and permit the Stockholders jointly to provide an alternate Nominee sufficiently in advance of any Board action, the meetings of the stockholders called or written action of stockholders with respect to such election of nominees (provided that if the Company provides at least 45 calendar days advance notice of the occurrence of any such event such alternative nominee must be designated by the Stockholders not less than 30 calendar days in advance of any Board action, notice of meeting of the stockholders or written action of stockholders with respect to such election of nominees), and in no event shall the Company be obligated to postpone, reschedule or delay any scheduled meeting of the stockholders with respect to such election of Nominees.

(d) At any time a vacancy occurs because of the death, disability, disqualification, resignation or removal of a Nominee, then the Board, or any committee thereof (if applicable), shall not fill such vacancy until the earliest to occur of: (i) the Stockholders’ designation of a successor Nominee (which successor Nominee shall be designated in accordance with Section 1(e)) and the Board’s appointment of such successor Nominee to fill the vacancy; (ii) the Stockholders’ failure to designate a successor Nominee within 20 Business Days after receiving notification of the vacancy from the Company; or (iii) the Stockholders specifically waiving in writing their respective rights under this Section 2(d).

(e) The Company shall pay the reasonable out-of-pocket expenses incurred by any Nominee in connection with his services provided to or on behalf of the Company and/or its subsidiaries, including attending meetings. Each Nominee shall be entitled to compensation paid to other non-employee Directors.

(f) The Company shall purchase directors’ and officers’ liability insurance in an amount as determined by the Board; provided, that, upon the Termination Event the Company shall take all actions reasonably necessary to extend such directors’ and officers’ liability insurance coverage for a period of not less than six years from the Termination Event in respect of any act or omission occurring at or prior to such event.

(g) For so long as any Director nominated to the Board pursuant to the terms of this Agreement serves as a Director of the Company, the Company shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any Director nominated pursuant to this Agreement (whether such right is contained in the Certificate of Incorporation, By-Laws or another document). Furthermore, after any Director nominated to the Board pursuant to the terms of this Agreement serves as a Director, no amendment, alteration or repeal of any right to indemnification or exculpation covering or benefiting any Director nominated pursuant to this Agreement will serve to reduce the indemnification or exculpation obligations of the Company with respect to any such former Director.

(h) From and after the Effective Time until the termination of this Agreement in accordance with Section 3, the Company shall not amend, restate, repeal, supplement or other otherwise modify any provision of its By-Laws or Certificate of Incorporation in a manner that alters, amends, limits, impairs, restricts or abrogates any of the Stockholders’ rights under this Agreement.

Section 3. Termination

. Upon the earlier to occur of (a) the Termination Event (b) a Change of Control Transaction or (c) termination of this Agreement at the joint election of the Stockholders by written notice to the Company, this Agreement automatically shall be terminated and be of no further force and effect, and neither Party shall have any surviving rights, duties or obligations hereunder after such termination; provided, that, the Company shall be obligated to comply with Section 2(e), Section 2(f) and Section 2(g); provided, further, that, the following Sections shall survive the termination of this Agreement indefinitely: Section 3, Section 5, Section 6, Section 8, Section 10, Section 11, Section 12, Section 13, Section 14, Section 15, Section 16, Section 17, Section 18 and Section 19.

Section 4. Adjustments.  If, and as often as, there are any changes in the shares of capital stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the shares of Common Stock as so changed.

Section 5. Definitions.

“Additional Nominee” has the meaning set forth in Section 1(c).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such subject Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Beneficially Own” has the meaning ascribed to it in Rule 13d-3 and 13d-5 (or successor rules then in effect) promulgated under Exchange Act; provided, that, for the avoidance of doubt, the per share trading price of the Common Stock shall not affect whether any Investor Beneficially Owns any Warrant Share.

“Board” has the meaning set forth in the recitals.

“Business Day” means a day other than a Saturday, a Sunday or any other day on which banks are authorized or obligated by Law or executive order to close in New York, New York.

“By-Laws” means the Company’s By-Laws, as in effect on the date hereof, as the same may be amended, restated supplemented or otherwise modified from time to time.

“Certificate of Incorporation” means the Company’s Certificate of Incorporation, as in effect on the date hereof, as the same may be amended, restated, supplemented or otherwise from time to time.

“Change of Control Transaction” means a merger, consolidation or other similar transaction or series of transactions to which the Company is a party, regardless of whether the Company is the surviving Person in such transaction, pursuant to which the holders of shares of Common Stock immediately prior to such transaction (including for this purpose the Warrant Shares) represent less than 50% of the shares of Common Stock outstanding immediately following such transaction (including for this purpose the Warrant Shares).

“Chosen Courts” has the meaning set forth in Section 13.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Director” means a Director of the Company.

“Effective Time” has the meaning set forth in the preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Authority” means any federal, state or local governmental authority or agency or any instrumentality thereof.

“Initial Nominee” has the meaning set forth in Section 1(a).

“Interim Period” has the meaning set forth in Section 1(f).

“Law” means any federal, state or local law, order, decree, statute, regulation or injunction.

“Nominees” has the meaning set forth in Section 1(c).

“Party” or “Parties” has the meaning set forth in the preamble.

“Person” shall be construed broadly and shall include an individual, a trust, a corporation, a partnership, an association, a joint venture, a limited liability company, a joint stock company, an unincorporated organization and a Government Authority.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Securities Laws” means the Securities Act and the Exchange Act, and the rules promulgated thereunder.

“Stockholder” or “Stockholders” has the meaning set forth in the preamble.

“Termination Event” has the meaning set forth in Section 1(d).

“Termination Notice” has the meaning set forth in Section 1(d).

“Transfer” means any sale, transfer, assignment or other disposition of Common Stock and/or of securities convertible into or exercisable or exchangeable for shares of Common Stock (including the Warrant Shares) whether with or without consideration and whether voluntary or involuntary or by operation of Law.

“Warrants” has the meaning set forth in the recitals.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

Section 6. No Strict Construction

. The language of this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

Section 7. Further Assurances

. Each of the Parties hereby agrees that it will hereafter execute and deliver any further document, agreement, instruments of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof.

Section 8. Conflicts.  If any provisions of the By-Laws conflict with or otherwise limit or abrogate the Stockholders’ respective rights under this Agreement, the provisions of this Agreement shall control and govern.

Section 9. Fees and Expenses. Except as otherwise provided herein, all fees and expenses incurred in connection with or related to this Agreement shall be paid by the Party incurring such fees or expenses.

Section 10. Amendment; Modification; Waiver.  A provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Parties, or in the case of a waiver, by the Party against whom such waiver is intended to be effective, which writing shall specifically reference this Agreement, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s). No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 11. Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given if (a) served by personal delivery upon the Party for whom it is intended, (b) delivered by registered or certified mail, return receipt requested, (c) delivered by overnight air courier or (d) sent by facsimile transmission or email, with prompt confirmation by telephone of such transmission or email, in each case, to the address set forth on the signature pages hereto opposite the signature block of the Party to receive such notice or to such other address as may be designated in writing, in the same manner, by such Party.

Section 12. Third-Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties and their respective successors and permitted assigns any rights, benefits or remedies of any nature whatsoever.

Section 13. Governing Law; Submission to Jurisdiction.  This Agreement and all disputes or controversies arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principals of conflicts of laws.  Each Party agrees that it shall bring any litigation with respect to any claim arising out of or related to this Agreement, exclusively in the United States District Court for the Southern District of New York or any New York State court sitting in New York County (together with the appellate courts thereof, the “Chosen Courts”), and solely in connection with claims arising under this Agreement (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over either Party, (d) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 11 of this Agreement, although nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by Law and (e) agrees not to seek a transfer of venue on the basis that another forum is more convenient.  Notwithstanding anything herein to the contrary, (a) nothing in this Section 13 shall prohibit any Party from seeking or obtaining orders for conservatory or interim relief from any court of competent jurisdiction and (b) each Party agrees that any judgment issued by a Chosen Court may be recognized, recorded, registered or enforced in any jurisdiction in the world and waives any and all objections or defenses to the recognition, recording, registration or enforcement of such judgment in any such jurisdiction.

Section 14. Waiver of Trial by Jury.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (d) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 15. Assignment; Successors.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns.  Notwithstanding the foregoing, no Party may assign or delegate, in whole or in part (whether by operation of Law or otherwise), this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other Party (except that each Stockholder may assign this Agreement to an Affiliate), and any assignment or delegation without such prior written consent shall be null and void ab initio.

Section 16. Headings.  All heading references contained in this Agreement are for convenience purposes only and shall not be deemed to limit or affect any of the provisions of this Agreement.

Section 17. Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable Law.

Section 18. Specific Performance.  The Parties hereby acknowledge and agree that the failure of any Party to perform its agreements and covenants hereunder will cause irreparable injury to the other Party for which damages, even if available, will not be an adequate remedy.  Accordingly, each Party hereby consents to the issuance of injunctive relief by the Chosen Courts to compel performance of such Party’s obligations and to the granting by the Chosen Courts of the remedy of specific performance of its obligations hereunder.

Section 19. Counterparts.  This Agreement may be executed in counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Party.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

APPLIED MINERALS, INC. By: Name: Title:	Address for Notices: 110 Greene Street – Suite 1101, New York, NY 10012. Attn: William Gleeson, General Counsel

Signature Page to Director Nomination Agreement

SAMLYN ONSHORE FUND, LP By: Name: Title:	Address for Notices: 500 Park Avenue, New York, New York 10022, Attn: Michael Barry, General Counsel

Signature Page to Director Nomination Agreement

SAMLYN OFFSHORE MASTER FUND, LTD. By: Name: Title:	Address for Notices: 500 Park Avenue, New York, New York 10022, Attn: Michael Barry, General Counsel

Signature Page to Director Nomination Agreement